EXHIBIT 31.2

    CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey P. Devaney, certify that:

     1. I have reviewed this Annual Report on Form 10-K/A of PASSUR Aerospace, Inc.;

     2. Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

         Date: February 1, 2013
                                           By:  /s/ Jeffrey P. Devaney
                                                ------------------------
                                                Jeffrey P. Devaney
                                                Chief Financial Officer